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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                            -------------------

                                 FORM 8-K

                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                            -------------------

       Date of Report (Date of earliest event reported): July 15, 1998


                 Advanta Automobile Receivables Trust 1998-1
          --------------------------------------------------------
           (Exact name of registrant as specified in its charter)


                                                             Application
            Delaware                    333-19733              Pending
  -----------------------------        ------------       -------------------
  (State or Other Jurisdiction         (Commission         (I.R.S. Employer
        of Incorporation               File Number)       Identification No.)


c/o Advanta Auto Finance Corporation
500 Office Center Drive, Suite 400
Fort Washington, Pennsylvania 19034                                  19034
------------------------------------                             ------------
     (Address of Principal                                        (Zip Code)
       Executive Offices)


             Registrant's telephone number, including area code:
             ---------------------------------------------------
                               (215) 444-4663


                                  No Change
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

        (c)  Exhibits:

             99.1 Monthly Servicing Report for the Collection Period ending June 30, 1998 relating to the Advanta Auto Receivables Trust 1998-1 Asset Backed Notes

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ADVANTA AUTOMOBILE RECEIVABLES TRUST 1998-1
                               (Registrant)


                               By: /s/ David Plante
                                 --------------------------
                               Name: David Plante
                               Title: President

Dated: July 15, 1998